SHAREHOLDERS' EQUITY - Schedule of fair value assumptions (Details) - USD ($) $ in Thousands	12 Months Ended
	Feb. 28, 2017	Feb. 29, 2016
Weighted average values used in determining the fair value of options granted
Granted	324,895	172,974
Stock Options
Weighted average values used in determining the fair value of options granted
Volatility	75.00%	95.60%
Risk-free rate	1.05%	0.58%
Dividend yield	0.00%	0.00%
Average expected life	4 years	4 years
Fair value of options granted	$ 773	$ 683